Execution Copy

AMENDMENT TO EMPLOYMENT AGREEMENT
THIS AMENDMENT TO EMPLOYMENT AGREEMENT (the “Amendment”) is entered into this 27th day of May, 2015 (the “Amendment Date”), by and between COMMERCIAL METALS COMPANY, a Delaware corporation (“Employer”), and TRACY L. PORTER (“Executive”).

RECITALS:

        WHEREAS, the Employer and Executive originally entered into that certain Employment Agreement (the “Agreement”), dated as of April 19, 2010;

WHEREAS, the Agreement provides that Executive’s employment with the Employer is subject to mandatory retirement upon attaining the age of sixty five (65); and

WHEREAS, the Parties desire to amend the Agreement, on the terms and conditions set forth in this Amendment, to allow for Executive’s employment with the Employer to continue upon reaching the age of sixty five (65), and to allow for the Employer to continue employing the Executive upon reaching the age of sixty five (65);

A G R E E M E N T

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants herein contained, it is agreed as follows:

1.Definitions. All undefined terms when used herein shall have the same respective meanings as are given such terms in the Agreement, as amended, unless expressly provided otherwise in this Amendment.

2.Mandatory Retirement Provision.  Paragraph 4 of the Agreement is hereby deleted in its entirety and replaced with the following: “4. [INTENTIONALLY OMITTED].” As a consequence of this deletion, Executive is not prohibited from working for the Employer beyond sixty-five (65) years of age, subject to the remaining terms and conditions of the Agreement.

3.No Other Modifications. Except as otherwise provided herein, all other terms and provisions of the Agreement shall remain in full force and effect, unmodified by this Amendment.

4.Binding Agreement. The provisions of this Amendment shall be binding upon and inure to the benefit of the heirs, representatives, successors and permitted assigns of the Parties.

5.Authority. The Parties represent and warrant that they have the requisite authority to bind the party on whose behalf they are signing.

6.Counterparts. This Amendment may be executed in any number of original counterparts. Any such counterpart, when executed, shall constitute an original of this Amendment, and all such counterparts together shall constitute one and the same Amendment. Either party may deliver its signature to the other via facsimile or electronic (PDF) transmission, and any signature so delivered shall be binding on the delivering party.

7.Voluntary Amendment. The Parties have read this Amendment, and on the advice of counsel they have freely and voluntarily entered into this Amendment.

[Signature Page to Follow]

IN WITNESS WHEREOF, the Parties have entered into this Amendment as of the Amendment Date as defined above.

                        EXECUTIVE:

/s/ Tracy L. Porter
                        TRACY L. PORTER

                        EMPLOYER:

COMMERCIAL METALS COMPANY

By: /s/ Joseph Alvarado
                        Name: Joseph Alvarado
Title:     Chairman, President and Chief Executive Officer
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